Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Andrew Schlossberg, Principal Executive Officer of Invesco PowerShares Capital Management LLC, the Managing Owner of PowerShares DB US Dollar Index Trust (the “Trust”), hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Trust’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: February 26, 2016	/s/ Andrew Schlossberg
Andrew Schlossberg
Principal Executive Officer